                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of Earliest Event Reported)                May 15, 2000


                            MAGNA ENTERTAINMENT CORP.
-----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                       Delaware, United States of America
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       000-30578                                       98-0208374
-----------------------                  ------------------------------------
(Commission File Number                  (I.R.S. Employer Identification No.)


           285 West Huntington Drive, Arcadia, California      91007
           ----------------------------------------------   ----------
            (Address of Principal Executive Offices)        (Zip Code)


                                (626) 574-7223
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


ITEM 5.           OTHER EVENTS

On May 15, 2000, the Registrant issued a press release in which the Registrant announced its unaudited financial results for three month period ended March 31, 2000. The full text of the press release issued by the Registrant is filed as
Exhibit 1 and is incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 1 Copy of Registrant's press release dated May 15, 2000 is attached as Exhibit 1.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          MAGNA ENTERTAINMENT CORP.
                                                   (Registrant)



Date: May 15, 2000                        by: /s/ J. Brian Colburn
                                              --------------------------------
                                                  J. Brian Colburn, Secretary

                                       3
                               INDEX TO EXHIBITS


EXHIBIT            DESCRIPTION OF EXHIBIT
-------            ----------------------

     1             Registrant's press release dated May 15, 2000

                                                                       EXHIBIT 1


MAGNA ENTERTAINMENT CORP.

                                               285 West Huntington Drive
                                               Arcadia, CA 91007

                                               Tel:  (626) 574-7223
                                               Fax: (626) 446-9565


                                  PRESS RELEASE

                            MAGNA ENTERTAINMENT CORP.
                       ANNOUNCES RESULTS FOR FIRST QUARTER


May 15, 2000, Arcadia, California......Magna Entertainment Corp. (TSE: MIE.A,
MEH: NASDAQ: MIEC) today reported its financial results for the first quarter ended March 31, 2000.

--------------------------------------------------------------------------------
                                                First Quarter Ended (1)
                                                       March 31,
                                            2000                      1999
                                            ----                      ----
  Revenue                                  $ 80.7                    $ 39.9
  Income before income taxes               $ 21.2                    $ 16.2
  Net Income                               $ 12.0                    $  9.3
  Fully diluted earnings per share         $ 0.15                    $ 0.12
--------------------------------------------------------------------------------

(1) All amounts are reported in millions of U.S. dollars, except per share figures.

Revenue, which is net of purses, for the first quarter ended March 31, 2000 was $80.7 million, income before income taxes was $21.2 million, net income was $12.0 million and fully diluted earnings per share were $0.15.

The financial results for first quarter 2000 reflect the full quarter's operations for all of the Company's racetracks, other than Great Lakes Downs. The Company acquired Great Lakes Downs in Muskegon, Michigan during the quarter. The purchase price was satisfied by the issuance of 267,416 shares of Class A Subordinate Voting Stock of the Company. Great Lakes Downs is the newest pari-mutuel gaming venue in Michigan, having commenced its first year of operations in 1999. The financial results for the first quarter 1999 reflect only the operations of the Santa Anita racetrack as it was purchased in late 1998.

During the first quarter of 2000, cash generated from operations was $7.6 million. Total investment activities used a net $3.4 million, including the acquisition of Great Lakes Downs for $1.8 million and fixed asset additions of $2.4 million. Also during the period, bank indebtedness and long-term debt totaling $7.5 million was repaid.

"During the quarter, the Company completed an exciting ninety (90) days of live racing, and the registration and spin-off of the Company as a public entity", said Jerry D. Campbell, the Company's President and Chief Executive Officer. "Santa Anita Park, despite unusually high rainfall in February, recently completed its Winter race meet increasing handle, or total wagering, by four percent (4%) over 1999 for a new pari-mutuel track record of $1.04 billion.

"The Company offers approximately 330 days of live racing, although disproportionate revenues occur in the first two quarters of the year at premier racetracks in California and Florida. The Company's Florida operations are positioned to achieve improved profitability in the future as a result of the agreement with the owner of Hialeah Park to conduct its Spring meet at Gulfstream Park and the reduction of state tax on wagers for Florida racetracks."

Due to the concentration of live race dates during the first quarter, the Company's EBITDA is seasonal. Historically, 80% of the EBITDA generated by its racetracks occurs during the first quarter. The Company anticipates that this trend will continue for the near future.

"For the remainder of the year, management will focus its attention on continued best practices and synergies at the racetracks. The implementation during the quarter of a disposition plan for its real estate holdings in North America and Europe and improved operations will position the Company as one of the leaders in the future expansion of the pari-mutuel industry through new multi-media and Internet initiatives," stated Mr. Campbell.

The Company has entered into property sales agreements providing anticipated proceeds of approximately $14 million in the second and third quarter. In addition, during the quarter the Company completed the renegotiation of its existing $10.0 million revolving operating line of credit and a new $63 million term loan with Wells Fargo Bank. The credit facility is secured by one of the Company's racetracks although the funds are available for corporate use.

In addition, all regulatory approvals were obtained from the U.S. and Canadian securities commissions which permitted Magna International Inc. ("Magna") to proceed with its previously announced plans to transform the Company into a public company traded on the Toronto Stock Exchange and NASDAQ. On March 10, 2000 Magna distributed approximately 20% of the Company's shares through a special stock dividend of either the Company's Class A Subordinate Voting Stock or Exchangeable Shares of MEC Holding (Canada) Inc., which are exchangeable into Class A Subordinate Voting Stock, to Magna's shareholders. The dividend record date was February 25, 2000.

The Company, one of the largest operators of premier horse racetracks in the United States, acquires, develops and operates horse racetracks and related pari-mutuel wagering operations. These racetracks, which include Santa Anita Park and Golden Gate Fields in California, Gulfstream Park in Florida, Remington Park in Oklahoma, Thistledown in Ohio and Great Lakes Downs in Michigan, accounted for 23% of the amounts wagered on pari-mutuel racing in the United States in 1999. As a complement to its horse racing business, the Company is exploring the development of media sports wagering operations, including telephone account, interactive television, and Internet-based wagering, as well as certain leisure and retail-based real estate projects.

The Company will hold a conference call to discuss the first quarter results on Tuesday, May 16, 2000 at 11:00 a.m. Toronto time (E.D.T.) The number to use for this call is 1-800-348-6433. Please call 10 minutes prior to the conference call. The overseas number to call is 1-212-271-4737. The conference call will be chaired by Jerry D. Campbell, President and Chief Executive Officer, and David
A. Mitchell, Executive Vice President and Chief Financial Officer. For further information, please contact David A. Mitchell at (626) 574-6313.

This press release contains various "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). The Act provides certain "safe harbor" provisions for forward-looking statements. All forward-looking statements made in this press release are made pursuant to the Act. The reader is cautioned that these statements represent our judgment concerning the future and are subject to risks and uncertainties that could cause our actual operating results and financial condition to differ materially. Forward-looking statements are typically identified by the use of terms such as "may," "will," "expect," "anticipate," "estimate," and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to: the impact of competition from operators of other racetracks and from other forms of gaming (including from Internet and on-line wagering); a substantial change in law or regulations affecting our gaming activities; a substantial change in allocation of live racing days; our continued ability to effectively compete for the country's top horses and trainers necessary to field high-quality horse racing; our continued ability to complete expansion projects designed to generate new revenues and attract new patrons; our ability to sell some of our real estate when we need to or at a price we want; the impact of inclement weather; and our ability to integrate recent racetrack acquisitions.

MAGNA ENTERTAINMENT CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
----------------------------------------------------------------------------------------------------------------------------
[Unaudited]
[United States dollars in thousands,
 except per share figures]
----------------------------------------------------------------------------------------------------------------------------
                                                                                                         Three months ended
                                                                                                  March  31,      March 31,
                                                                                                        2000           1999
----------------------------------------------------------------------------------------------------------------------------
Revenue
Racetrack
  Wagering, net of purses                                                                             59,084         27,237
  Non-wagering                                                                                        17,958          9,228
Real estate                                                                                            3,700          3,442
----------------------------------------------------------------------------------------------------------------------------
                                                                                                      80,742         39,907
----------------------------------------------------------------------------------------------------------------------------
Costs and expenses
Racetrack
  Operating costs                                                                                     46,509         17,653
  General and administrative                                                                           3,318            954
Real estate
  Operating costs                                                                                      2,971          2,976
  General and administrative                                                                             239            228
Predevelopment and other costs                                                                         1,271              -
Depreciation and amortization                                                                          5,267          1,527
Interest expense                                                                                         210            329
Interest income                                                                                        (201)              -
----------------------------------------------------------------------------------------------------------------------------
                                                                                                      59,584         23,667
----------------------------------------------------------------------------------------------------------------------------
Income before income taxes                                                                            21,158         16,240
Income tax provision                                                                                   9,178          6,915
----------------------------------------------------------------------------------------------------------------------------
Net income                                                                                            11,980          9,325
Other comprehensive loss:
  Foreign currency translation adjustment                                                              4,850          5,045
----------------------------------------------------------------------------------------------------------------------------
Comprehensive income                                                                                   7,130          4,280
============================================================================================================================

Earnings per share of Class A Subordinate Voting Stock, Class B Stock or
  Exchangeable Share:
      Basic                                                                                           $ 0.15         $ 0.12
      Fully diluted                                                                                   $ 0.15         $ 0.12
============================================================================================================================

Average number of shares of Class A Subordinate Voting Stock, Class B Stock and
  Exchangeable Shares[in thousands]:
      Basic                                                                                           80,289         78,535
      Fully diluted                                                                                   80,289         78,535
============================================================================================================================

                                       8

MAGNA ENTERTAINMENT CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
----------------------------------------------------------------------------------------------------------------------------
[Unaudited]
[United States dollars in thousands]
----------------------------------------------------------------------------------------------------------------------------
                                                                                                         Three months ended
                                                                                                   March 31,      March 31,
                                                                                                        2000           1999
----------------------------------------------------------------------------------------------------------------------------
Cash provided from (used for):
OPERATING ACTIVITIES
Net income                                                                                            11,980          9,325
Items not involving current cash flows                                                                 4,998          1,893

----------------------------------------------------------------------------------------------------------------------------
                                                                                                      16,978         11,218
Changes in non-cash items related to operations                                                      (9,387)          3,210

----------------------------------------------------------------------------------------------------------------------------
    Net cash provided by Operating Activities                                                          7,591         14,428
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES
Acquisition of business                                                                              (1,770)              -
Real estate property and fixed asset additions                                                       (2,386)        (1,810)
Disposal of other assets                                                                                 700              -

----------------------------------------------------------------------------------------------------------------------------
    Net cash used for Investing Activities                                                           (3,456)        (1,810)
----------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES
Increase (decrease) in bank indebtedness                                                             (3,554)         10,675
Repayment of long-term debt                                                                          (3,910)           (44)
Issue of Class A Subordinate Stock                                                                     1,846              -
Increase in note payable to Magna                                                                          -            477
Net contribution by Magna                                                                                  -       (12,120)

----------------------------------------------------------------------------------------------------------------------------
    Net cash used for Financing Activities                                                           (5,618)        (1,012)
----------------------------------------------------------------------------------------------------------------------------
Effect of exchange rate changes on cash
  and cash equivalents                                                                                  (69)            (6)

----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash
  equivalents during the period                                                                      (1,552)         11,600
Cash and cash equivalents, beginning of period                                                        58,412         17,503

----------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of period                                                              56,860         29,103
============================================================================================================================

                                       9

MAGNA ENTERTAINMENT CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
----------------------------------------------------------------------------------------------------------------------------
[Unaudited]
[United States dollars in thousands]
----------------------------------------------------------------------------------------------------------------------------
                                                                                               March 31,       December 31,
                                                                                                    2000               1999
----------------------------------------------------------------------------------------------------------------------------
                                                          ASSETS
----------------------------------------------------------------------------------------------------------------------------
Current assets:
   Cash and cash equivalents                                                                      56,860             58,412
   Accounts receivable                                                                            36,214             25,887
   Prepaid expenses and other                                                                      5,505              3,931
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  98,579             88,230
----------------------------------------------------------------------------------------------------------------------------
Real estate properties and fixed assets, net                                                     567,595            564,789
----------------------------------------------------------------------------------------------------------------------------
Other assets, net                                                                                100,229            100,967
----------------------------------------------------------------------------------------------------------------------------
Deferred income taxes                                                                              6,367              6,367
----------------------------------------------------------------------------------------------------------------------------
                                                                                                 772,770            760,353
============================================================================================================================
                                           LIABILITIES AND SHAREHOLDERS' EQUITY
----------------------------------------------------------------------------------------------------------------------------
Current liabilities:
   Bank indebtedness                                                                               3,591              7,259
   Accounts payable and other liabilities                                                         68,239             66,151
   Income taxes payable                                                                           11,490              7,554
   Long-term debt due within one year                                                             15,938             19,119
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  99,258            100,083
----------------------------------------------------------------------------------------------------------------------------
Long-term debt                                                                                    24,349             19,506
----------------------------------------------------------------------------------------------------------------------------
Other long-term liabilities                                                                          476                494
----------------------------------------------------------------------------------------------------------------------------
Deferred income taxes                                                                             92,624             93,183
----------------------------------------------------------------------------------------------------------------------------
Shareholders' equity:
Capital stock issued and outstanding -
   Class A Subordinated Voting Stock                                                              61,700             11,500
   Exchangeable Shares                                                                            97,008            110,000
   Class B Stock                                                                                 394,093            429,455
Retained Earnings (Deficit)                                                                        9,549            (2,431)
Accumulated comprehensive loss                                                                   (6,287)            (1,437)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                 556,063            547,087
----------------------------------------------------------------------------------------------------------------------------
                                                                                                 772,770            760,353
============================================================================================================================